SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            O'Shaughnessy Funds, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
May 9, 2000

Dear Shareholder:

A special meeting of shareholders of the O'Shaughnessy Cornerstone Growth Fund and the O'Shaughnessy Cornerstone Value Fund will take place on June 30, 2000. While you do not have to attend the meeting, WE ASK THAT YOU READ THE ENCLOSED PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING, DATING AND SENDING BACK THE PROXY CARD IN THE POSTAGE-PAID ENVELOPE OR BY CALLING 1-800-690-6903 OR BY VOTING THROUGH THE INTERNET AT WWW.PROXYVOTE.COM USING THE 12 DIGIT CONTROL NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD. All shareholders as of May 8, 2000 are entitled to vote, and your vote is extremely important.

After careful consideration, O'Shaughnessy Capital Management has decided to leave the mutual fund business. Recent trends in the investment marketplace have shown us that investors are increasingly interested in investments that are more tax-friendly, customizable, and personalized than mutual funds.

Therefore we have entered into a definitive agreement to license certain of our proprietary processes and service marks to Edward J. Hennessy, Incorporated, a firm that focuses exclusively on growing its mutual fund business. I believe that Hennessy is an excellent replacement manager. Hennessy fully believes in the power of Strategy Indexing, and is committed to continuing the disciplined investment criteria used by the Funds. If you approve the New Management Agreement with Hennessy, we will license our patented investment strategies for the Funds to Hennessy, giving them the ability to select stocks exactly the way the Funds have done so in the past.

After careful consideration, the Board of Directors has approved the New Management Agreement with Hennessy and believes it is in the shareholders' best interest. The Funds' Board of Directors recommends that you vote "FOR" the proposals.

Regardless of the number of shares you own, it is important that they be represented and voted. Your prompt response will help save the expenses related to additional solicitation.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact us at 1-800-782-5855, Edward J. Hennessy at 1-800-966-4354 or our proxy solicitor, D.F. King & Co., at 1-800-829-6551. We appreciate the time and consideration that you will give to this matter.


Sincerely,

James P. O'Shaughnessy
Chairman & CEO

                            O'SHAUGHNESSY FUNDS, INC.
                      O'SHAUGHNESSY CORNERSTONE GROWTH FUND
                      O'SHAUGHNESSY CORNERSTONE VALUE FUND
                                 35 MASON STREET
                          GREENWICH, CONNECTICUT 06830

                 -----------------------------------------------

                 Notice of Joint Special Meeting of Shareholders

                 -----------------------------------------------

                           To Be Held On June 30, 2000

To Our Shareholders.:

     NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of shareholders of the O'Shaughnessy Cornerstone Growth Fund (the "Cornerstone Growth Fund") and the O'Shaughnessy Cornerstone Value Fund (the "Cornerstone Value Fund" and together with the Cornerstone Growth Fund, the "Funds"), each a series of O'Shaughnessy Funds, Inc. (the "Corporation"), will be held at the Stamford Marriott, 2 Stamford Forum, Stamford, Connecticut, on June 30, 2000, at 4:00 p.m., Eastern Time, for the following purposes:

1. to approve or disapprove the new investment management agreement (the "New Management Agreement") between the Corporation, on behalf of the Funds, and Edward J. Hennessy, Incorporated (the "New Manager" or "Hennessy");

2. to elect a slate of four members to the Corporation's Board of Directors to hold office until their successors are duly elected and qualified;

3. to ratify or reject the selection of PricewaterhouseCoopers LLP as the Corporation's independent accountants for the fiscal year ending September 30, 2000; and

4. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Corporation has fixed the close of business on May 8, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. SHAREHOLDERS CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY. EACH OF THE ENCLOSED PROXIES IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

                                        By Order of the Board of Directors,

                                        Steven J. Paggioli
                                        Secretary, O'Shaughnessy Funds, Inc.

Greenwich, Connecticut
Dated: May 9, 2000

                            O'SHAUGHNESSY FUNDS, INC.
                                 35 Mason Street
                          Greenwich, Connecticut 06830
                                  1-877-OSFUNDS

                    -----------------------------------------

                                 PROXY STATEMENT

                    Joint Special Meeting of Shareholders of
                    O'Shaughnessy Cornerstone Growth Fund and
                      O'Shaughnessy Cornerstone Value Fund
                           June 30, 2000 at 4:00 p.m.

                    -----------------------------------------

     The Board of Directors of the O'Shaughnessy Funds, Inc. (the "Corporation") solicits your proxy for use at a joint special meeting (the "Meeting") of shareholders of O'Shaughnessy Cornerstone Growth Fund ("Cornerstone Growth Fund") and O'Shaughnessy Cornerstone Value Fund ("Cornerstone Value Fund," and together with Cornerstone Growth Fund, the "Funds"), each a separate series of the Corporation. The Meeting is scheduled to be held at the Stamford Marriott, 2 Stamford Forum, Stamford, Connecticut, on June 30, 2000, at 4:00 p.m., Eastern Time. As described in more detail below, the Meeting is being called for the following purposes:

                                                          Funds(s) to Which
             Summary of Proposal                          Proposal Applies
             -------------------                          ----------------
1.   to approve or disapprove the new               Each Fund, voting separately
     investment management agreement
     (the "New Management Agreement")
     between the Corporation, on behalf
     of the Funds, and Edward J. Hennessy,
     Incorporated (the "New Manager" or
     "Hennessy");

2.   to elect a slate of four members to the        Both Funds, voting together
     Corporation's Board of Directors to hold       as a single class
     office until their successors are duly
     elected and qualified;

3.   to ratify or reject the selection of           Both Funds, voting together
     PricewaterhouseCoopers LLP as the              as a single class
     Corporation's independent accountants
     for the fiscal year ending September
     30, 2000; and

4.   to transact such other matters as may          Both Funds
     properly come before the Meeting or
     any adjournment thereof.

     This Proxy Statement is being furnished on or about May 17, 2000 on behalf of the Board of Directors of the Corporation (the "Board of Directors," the "Board" or the "Directors") to the shareholders of the Funds for their use in voting on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on May 8, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to vote at the Meeting or any adjournment thereof. At the Record Date, the total number of outstanding shares of the Funds were as follows:

                                           Total Number of Shares
Fund                                            Outstanding
----                                       ----------------------
Cornerstone Growth Fund                        10,273,309.682
Cornerstone Value Fund                          2,230,017.322
Total Corporation                              12,503,327.004

     To the knowledge of each Fund, as of the Record Date, the following shareholders, if any, owned more than 5% of the outstanding voting securities of such Fund:

                                                                Amount of       Percentage
                                  Name and Address               Shares         and Type of
Fund                               of Shareholder                 Owned          Ownership
----                               --------------                 -----          ---------
Cornerstone Growth Fund    Charles Schwab & Co., Inc.         3,225,637.362    31.40% record
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, California 94104

                           Emjayco Omnibus Account            1,309,376.248    12.75% record
                           P.O. Box 17909
                           Milwaukee, Wisconsin 53217

Cornerstone Value Fund     Charles Schwab & Co., Inc.           704,455.756    31.59% record
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, California 94104

                           National Investor Services Corp.     151,484.779     6.79% record
                           for the Exclusive Benefit of
                           Customers
                           55 Water Street, Fl. 32
                           New York, New York 10041

     As of the Record Date, the directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding voting securities of the Corporation and of each Fund.

     The cost of the solicitation, including the cost of printing and mailing proxy materials, will be borne by the New Manager. In addition to solicitations by mail, Proxies may also be solicited by officers of the Corporation, or officers or employees of O'Shaughnessy Capital Management (the "Current Manager") or the New Manager without compensation. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic, Internet or oral communications by regular employees of the New Manager or the Current

Manager. The New Manager has retained, at its expense, D.F. King & Co., Inc. to assist in the solicitation of proxies. The cost of solicitation is currently estimated to be approximately $10,000 in the aggregate.

     Shareholders can vote in any one of four ways: (A) by mail, with the enclosed proxy card, (B) in person at the Meeting, (C) by telephone, with a toll-free call to 1-800-690-6903, and (D) through the Internet at www.proxyvote.com. Shareholders are encouraged to vote by Internet or telephone, using the 12-digit "control" number that appears on the enclosed proxy card. Subsequent to inputting this number, shareholders will be prompted to provide their voting instructions on each proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will have the option to receive an e-mail confirming their voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with instructions and to confirm that their instructions have been properly recorded.

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by submitting a notice of revocation to the Secretary of the Corporation. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. In addition, a shareholder can revoke a prior proxy by simply voting again using the original proxy card, by toll-free telephone call to 1-800-690-6903, or at the Corporation's Website: www.proxyvote.com. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of all proposals and in favor of all of the nominees for Director. If any other matters come before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

     Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal ("broker non-votes") are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Because they are not votes in favor of the proposal, they have the effect of a negative vote.

     A quorum for each Fund for purposes of the Meeting consists of one-third of the shares of such Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the applicable
Fund's shareholders is not present or if a quorum is present but sufficient votes in favor of the Proposals are not received from the shareholders of the respective Fund, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of such Fund.

     The shareholders of each Fund vote separately with respect to Proposal No. 1 and together as a single class with respect to Proposal Nos. 2 and 3.

     All information in this proxy statement about the New Manager has been provided by the New Manager and all information about the Current Manager has been provided by the Current Manager.

            PROPOSAL NO. 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

BACKGROUND

     The Funds' current investment manager is O'Shaughnessy Capital Management (defined above as the "Current Manager"), pursuant to an Investment Management Agreement entered into between the Corporation, on behalf of the Funds, and the Current Manager (the "Current Management Agreement"). The Current Manager has announced its decision to shift its focus from managing mutual funds to individually managed portfolios under the new corporate name Netfolio, Inc. In connection with this business realignment, the Current Manager has entered into a definitive agreement to license certain of its proprietary processes and service marks to Edward J. Hennessy, Incorporated (defined above as "Hennessy" or the "New Manager") (the "Proposed Transaction"). In connection with the Proposed Transaction, it is anticipated that the Current Management Agreement will be assigned to the New Manager, as of the close of the Proposed Transaction (the "Closing Date"). As a result, under the Investment Company Act of 1940 (the "1940 Act"), the Current Management Agreement will terminate automatically as of the Closing Date. In order for the New Manager to provide investment management services to the Funds from and after the Closing Date, the New Management Agreement is being submitted for approval by shareholders of each Fund. It is proposed that the Corporation, on behalf of the Funds, enter into the New Management Agreement with the New Manager to become effective upon Closing Date.

     THE NEW MANAGEMENT AGREEMENT IS IDENTICAL IN ALL MATERIAL RESPECTS TO THE CURRENT MANAGEMENT AGREEMENT, WITH THE EXCEPTION OF THE IDENTITY OF THE INVESTMENT MANAGER AND THE EFFECTIVE DATE. A copy of the New Management Agreement is annexed to this Proxy Statement as Appendix A. The New Management Agreement is being submitted for approval by shareholders of each Fund.

     The New Management Agreement was approved by the Board of Directors of the Corporation, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation, the Current Manager or the New Manager ("Independent Directors") on April 10, 2000.

     If Proposal No. 1 is approved, the name of the Corporation will be changed to Hennessy Mutual Funds, Inc.; and the names of the O'Shaughnessy Cornerstone Growth Fund and the O'Shaughnessy Cornerstone Value Fund will be changed to the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund, respectively. The Corporation's Articles of Incorporation will be amended to reflect such changes.

THE PROPOSED TRANSACTION

     Pursuant to the Proposed Transaction, the Current Manager has agreed to license certain of its proprietary processes and service marks to the New Manager, including the patented investment strategies the Current Manager employs in managing the investments of the Funds, and deliver to the New Manger copies of certain books and records relating to the Funds.

     The Current Manager will provide technical assistance, without charge, to the New Manager with respect to the implementation of patented strategies for a period of three months following the end of the calendar quarter in which the Closing Date occurs.

     As part of the Proposed Transaction, the New Manager will pay the Current Manager a license fee determined pursuant to a formula which will result in an amount approximately equal to 2.375% of the aggregate net asset value of the Funds at the close of business on the business day immediately preceding the Closing Date, less 2.25% of the aggregate amount of net redemptions, if any, of the shares of the Funds outstanding at the Closing Date through a specified date post-closing. The license fee will be paid in installments over a period ending on the sixth anniversary of the Closing Date. The New Manager will pay interest in varying amounts on the unpaid installments.

     James P. O'Shaughnessy, a current Director of the Corporation is also the President and controlling shareholder of the Current Manager.

INFORMATION ABOUT THE NEW MANAGER

     The New Manager is a California corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The New Manager is the general partner of Hennessy Management Company, L.P., the investment adviser to the Hennessy Balanced Fund series of The Hennessy Funds, Inc., and Hennessy Management Co. 2 L.P., the investment adviser to the Hennessy Leverage Dogs Fund series of The Hennessy Funds, Inc. The New Manager also provides investment advice to individuals, trusts and corporations. The New Manager, directly and through limited partnerships for which is serves as general partner, managed approximately $55 million in assets at March 31, 2000, including mutual fund assets and individual, trust, and corporate account assets.

     The New Manager is controlled by Neil J. Hennessy, its president, who owns 74% of the outstanding voting securities of the New Manager. He is a nominee for Director of the Corporation.

The address of Neil J. Hennessy is at the principal executive office of the New Manager as indicated below.

     The principal executive office of the New Manager is located at 750 Grant Avenue, Suite 100, Novato, California 94945. To the knowledge of the Corporation, no person owns of record or beneficially, 10% or more of the outstanding voting securities of the New Manager except Neil J. Hennessy.

     The current directors and principal executive officers of the New Manager are:

Name                          Principal Occupation and Position with New Manager
----                          --------------------------------------------------
Neil J. Hennessy              President, Chief Executive Officer and Director

Brian A. Hennessy             Director

Daniel B. Steadman            Executive Vice President and Director

Teresa M. Nilsen              Chief Financial Officer, Executive Vice President,
                              Secretary and Director

The address of each officer and director is at the principal executive office of the New Manager.

     The New Manager is the general partner to limited partnerships that act as investment adviser to the following funds which have similar investment objectives as the Funds:

                                          Advisory Fees (as a    After Waiver or
                       Net Assets at     percentage of average    Reduction, If
      Fund           December 31, 1999     daily net assets)        Applicable
      ----           -----------------     -----------------        ----------
Hennessy               $22,652,811               0.60%            Not Applicable
Balanced Fund

Hennessy               $ 5,367,233               0.60%                 0.0%
Leveraged Dogs
Fund

THE CURRENT AND NEW MANAGEMENT AGREEMENTS

     The Current Management Agreement, dated October 11, 1996 was last approved by the initial shareholder prior to the commencement of operations of the Corporation. The following is a summary of the material terms of the New Management Agreement, which are identical in all material respects to the terms of the Current Management Agreement. The form of the New Advisory Agreement is annexed to this Proxy Statement as Appendix A.

     SERVICES. Pursuant to the New Management Agreement between the Corporation and the New Manager, the New Manager will act as manager and investment adviser of the Funds. Pursuant to the New Management Agreement, the New Manager will be required to provide investment research, advice and supervision, determine which securities or other investments will be purchased, sold or exchanged, and what portion of the assets of the Funds will be held in the various securities in which the Funds are permitted to invest. In addition, the New Manager will determine how voting and other rights with respect to securities and other investments will be exercised, and generally monitor each Fund's compliance with its investment policies and restrictions. All of the New Manager's duties under the New Management Agreement are performed subject to general oversight by the Board of Directors and in accordance with each Fund's investment objectives, policies and restrictions as provided in the Corporation's current registration statement on Form N-1A, the Corporation's Articles of Incorporation and By-Laws, the requirements of the 1940 Act, and other applicable law.

     COMPENSATION FOR SERVICES. Under the New Management Agreement, the fees payable to the New Manager are the same as the fees payable to the Current Manager under the Current Management Agreement. The management fee payable by each Fund is 0.74% of the respective Fund's average daily net assets. These fees are computed daily and payable monthly.

     The aggregate fees paid to the Current Manager by the Funds under the Current Management Agreement for the fiscal year ended September 30, 1999 were $783,280 for the Cornerstone Growth Fund and $204,286 for the Cornerstone Value Fund.

     PAYMENT OF EXPENSES. The New Management Agreement provides that the New Manager will pay all of its expenses arising from the performance of the obligations set forth above, all compensation of officers and directors of the Corporation who are affiliated persons of the New Manager, and all expenses of a Fund in connection with the continuous offering of Fund shares. All other expenses of a Fund, including fees payable to the New Manager under the New Management Agreement, are paid by the Corporation on behalf of that Fund.

     The New Manager has agreed to voluntarily waive its investment advisory fees to the extent necessary to limit each Fund's expenses to 2.00% (on an annual basis) of the respective Fund's average daily net assets for at least two years from the Closing Date. There is not currently in place a similar agreement by the Current Manager.

     LIMITATION OF LIABILITY. The New Management Agreement provides that the New Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with any investment or for any act or omission in the management of a Fund, except for willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties under the New Management Agreement.

     TERM. The New Management Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act.

     TERMINATION; ASSIGNMENT. The New Management Agreement provides that it will terminate automatically in the event of assignment (as defined in the 1940 Act), and that it may be terminated without penalty with respect to any Fund by either the New Manager or the Corporation, upon not more than 60 days' written notice.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that an investment adviser to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the fund cannot be "interested persons" of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     In connection with the first condition of Section 15(f), the Current Manager and the New Manager have agreed that, for a period of three years after the Closing Date, they will use their best efforts so that at least 75% of the Directors of the Funds (or successors thereto by reorganization or otherwise) are not "interested persons" of the Current Manager or the New Manager.

     With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor, or successor receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services. The Current Manager and the New Manager have agreed not to impose or cause to be imposed any unfair burden on the Funds within the meaning of Section 15(f).

BOARD CONSIDERATIONS

     At a series of Board meetings and informal discussions between the Current Manager and the Directors, the Current Manager apprised the Directors about its proposed shift in business focus from managing mutual funds to individually managed portfolios. The Current Manager advised the Directors that it had entered into discussions with the New Manager, with respect to the possibility of the New Manager assuming management responsibilities for the Funds. As part of this proposed change in manager, the Current Manager advised the Directors that it planned to license to the New Manager its proprietary processes for managing the Funds and related service marks and deliver to the New Manager copies of certain books and records relating to the Funds.

     At a special meeting of the Board of Directors of the Corporation held on April 10, 2000, the Current Manager discussed the Proposed Transaction and its possible effect on the Funds and their shareholders. At the meeting, the Current Manager proposed that in connection with the Proposed Transaction, the Board approve the New Management Agreement with the New Manager. Representatives of the New Manager attended the meeting and made a detailed presentation to the Board about the organization's resources, personnel, experience and commitment to the Funds. The New Manager assured the Board that it has the financial resources and personnel necessary to continue to render services to the Funds of the same nature and quality as had been rendered in the past.

     During the course of their deliberations, the Directors considered a variety of factors, based both on information presented at the meeting and on information regarding the New Manager that had been furnished previously to the Board. The New Manager presented information to the Board about the two mutual funds it currently manages -- both according to a disciplined buy and hold strategy. The Current Manager stated that the investment philosophy of the New Manager was compatible with that of the Current Manager. The Current Manager also advised the Board that the New Manager would have a perpetual license to use the proprietary processes pursuant to which the Funds are currently managed, and that the Current Manager would provide technical assistance to the New Manager on the use of these processes for a period of three months following the end of the calendar quarter in which the Closing Date occurs. The New Manager stated its commitment to continue to manage each of the Funds according to the same philosophy and methodology as are currently in place for the Funds. Based on the information presented to them, the Directors considered the nature, quality and extent of the services expected to be furnished by the New Manager to the Funds, the financial resources, business reputation and organizational capability of the New Manager, and the possible advantages and disadvantages to the Funds of having the New Manager serve as the investment manager to the Funds. The Board also considered that the New Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of the management fee. The Board considered that the New Manager had voluntarily agreed to waive its investment advisory fee to the extent necessary to limit each Fund's expenses to 2% per annum of average daily net assets for a period of at least two years. The Board also considered the other options available to the Funds in light of the Current Manager's decision to realign its business focus. Among the options discussed by the Board were liquidating the Funds or seeking a different firm to act as manager. The Board rejected liquidation as an option because of the possible adverse tax consequences to shareholders. On the basis of the information presented at the meeting, the Board determined that it was satisfied that it was in the best interests of each Fund and its shareholders to enter into the New Management Agreement, and that it would not be necessary to look further for another candidate to manage the Funds. The Board of Directors, including all of the Independent Directors, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement on behalf of the Corporation and each Fund is in the best interests of the Corporation and of each respective Fund and its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     At an in-person meeting held on April 10, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New Management Agreement and to recommend to shareholders that they vote "FOR" Proposal No. 1.

VOTE REQUIRED FOR PROPOSAL NO. 1

     Shareholders of each Fund vote separately on whether to approve Proposal No. 1 with respect to that Fund. Approval of Proposal No. 1 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund represented at the meeting if more than 50% of such shares are represented.

     PROPOSAL NO. 1 MUST BE APPROVED BY SHAREHOLDERS OF BOTH FUNDS IN ORDER FOR THE NEW MANAGEMENT AGREEMENT TO TAKE EFFECT. IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF EITHER FUND, THE BOARD WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.

                      PROPOSAL NO. 2: ELECTION OF DIRECTORS

     At the Meeting, a slate of four nominees, including three who are not interested persons of the Corporation, will be elected to serve as Directors of the Corporation, to hold office until their successors are duly elected and qualified. If elected, these individuals will take office only if Proposal No. 1 is approved by both Funds. At such time the incumbent Directors of the Corporation, C. Flemming Heilman, Joseph John McAleer and Thomas Abbott, will cease to be directors. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the following individuals: Neil J. Hennessy, Harry F. Thomas, J. Dennis DeSousa, and Robert T. Doyle. None of the nominees is currently a Director of the Corporation. None of the nominees owns any shares of either Fund.

     If any of the nominees become unavailable for election as a Director before the Meeting, proxies will be voted for the other persons that the Directors recommend.

INFORMATION REGARDING NOMINEES - PRINCIPAL OCCUPATION AND OTHER INFORMATION


Name, Age and Address         Other Business Activities in Past Five Years
---------------------         --------------------------------------------
J. Dennis DeSousa (63)        Currently a real estate investor; Vice President
682 Wilson Street,            of the California State Automobile Association
Novato, CA 94947              from 1958 to 1986; Owner/director, North Bay
                              Television, Inc., 1985 - 1999; Director of The
                              Hennessy Funds, Inc. since 1996.

Robert T. Doyle (52)          Currently the Sheriff of Marin County, California
87 Washington Street,         (since 1996) and has been employed in the Marin
Novato, CA 94947              County Sheriff's Office in various capacities
                              since 1969; Director of The Hennessy Funds, Inc.
                              since 1996.

Neil J. Hennessy (44)*        President of Edward J. Hennessy, Incorporated
The Courtyard Square,         since 1989; President and Investment Manager of
750 Grant Avenue,             The Hennessy Funds, Inc. since 1996; has served as
Suite 100, Novato, CA         an Expert Witness to the securities industry since
94945                         1989; Mr. Hennessy has been in the securities
                              industry since September 1979 and was formerly co-chairman and chairman of the National
                              Association of Securities Dealers Business Conduct
                              Committee District 1.

Harry F. Thomas (53)          Managing Director of Emplifi, Inc. (responsible
685 Market Street,            for consultants specializing in the trust,
Suite 620, San Francisco,     investment, and brokerage industries) since 1999;
CA 94105                      Vice President and Manager, Employee Benefit Trust
                              Operation of Wells Fargo Bank from 1997-1999; and
                              Trust Systems Manager and Vice President of Wells
                              Fargo Bank since 1992.

     The Directors met four times during the fiscal year ended September 30, 1999. The incumbents who were Directors during the 1999 fiscal year attended 100% of the meetings of the Directors. Thomas Abbott became a Director on April 10, 2000. The Board currently has an audit committee consisting of Messrs.C. Flemming Heilmann, Joseph John McAleer and Thomas Abbott. The Board's current audit committee, which selects and oversees the Corporation's independent accountants, met once during the fiscal year ended September 30, 1999 and all of the members attended. The Board has no standing nominating or compensating committees.

----------
     * Mr. Hennessy is an interested person of the New Manager, and will be an interested person of the Corporation, as defined in the 1940 Act, by virtue of his position as President and controlling shareholder of the New Manager.

EXECUTIVE OFFICERS OF THE CORPORATION

                              Position With the
Name (Age)                    Corporation Years         Experience During the Past Five
----------                    -----------------         -------------------------------
James P. O'Shaughnessy (39)   President and Treasurer   Chairman and Chief Executive Officer
                                                        of the Current Manager since 1988;
                                                        author of INVEST LIKE THE BEST; WHAT
                                                        WORKS ON WALL STREET, and HOW TO
                                                        RETIRE RICH.

Steven J. Paggioli (50)       Vice President and        Executive Vice President and Director
                              Secretary                 of Wadsworth Group since 1986; Vice
                                                        President of First Fund Distributors,
                                                        Inc. since 1989; Executive Vice
                                                        President and Director of Investment
                                                        Company Administration, LLC since 1990

     All officers of the Corporation have been elected to serve until their successors are elected and qualified. James P. O'Shaughnessy's address is 35 Mason Street, Greenwich, Connecticut, 06830. Steven J. Paggioli's address is c/o Investment Company Administration, LLC, 915 Broadway, Suite 1605, New York, NY 10010. If the newly elected Directors take office, the current officers of the Corporation will resign and new officers will be elected by the Board of Directors.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Corporation pays Directors who are not interested persons of the Corporation fees for serving as Directors. During the fiscal year ended September 30, 1999 the Corporation paid the Directors who are not interested persons of the Corporation a combined total of $29,596, including expenses, which were allocated to the Funds.

     The following table sets forth for the fiscal year ended September 30, 1999, compensation paid by the Corporation to the incumbent Independent
Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Corporation.

                                         Pension or                     Total
                                         Retirement     Estimated   Compensation
                          Aggregate       Benefits        Annual        From
                        Compensation   Accrued as Part   Benefits    Corporation
                            From       of Corporation      Upon        Paid to
Name of Director         Corporation      Expenses      Retirement    Directors
----------------         -----------      --------      ----------    ---------
C. Flemming Heilman         9,750           None           None         9,750

Robert E. Ix*               9,750           None           None         9,750

Joseph John McAleer         9,750           None           None         9,750

----------
* Robert E. Ix retired from the Board of Directors effective as of December 31, 1999.

BOARD RECOMMENDATION

     At an in-person meeting held on April 10, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to nominate the four individuals named in this Proxy Statement to serve as Directors of the Corporation if Proposal No.1 is approved by shareholders and to recommend to shareholders that they vote "FOR" the nominees in Proposal No. 2.

VOTE REQUIRED FOR PROPOSAL NO. 2

     The nominees receiving the affirmative vote of a plurality of the votes cast for the election of Directors at the Meeting will be elected, provided a quorum is present. Shares of the Funds of the Corporation vote together as a single class for the Directors of the Corporation.

                PROPOSAL NO. 3: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

     Under Proposal No. 3, shareholders of the Corporation are being asked to ratify the Board's selection of independent accountants for the Corporation for the fiscal year ending September 30, 2000. The firm of PricewaterhouseCoopers LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Corporation since its merger with the firm's former independent accountants, McGladrey & Pullen, LLP in 1999. The financial statements included in the Corporation's Annual Report, dated September 30, 1999, have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote "FOR" Proposal No. 3.

                               GENERAL INFORMATION

DISTRIBUTOR

     First Fund Distributors, Inc. (the "Current Distributor") acts without remuneration as the Corporation's Distributor pursuant to the Current Distribution Agreement dated October 11, 1996. The Current Distributor's address is 4455 E. Camelback Road, Suite 261 E, Phoenix, AZ 85018. The Current Distribution Agreement will continue following completion of the Proposed Transaction. It is anticipated that following the Closing Date, the Board of Directors of the Corporation will consider whether to continue the Current Distribution Agreement for additional one-year terms, or other alternatives, including entering into an agreement with another distributor or authorizing the Corporation to distribute its own shares.

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

     Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, acts as the Corporation's transfer agent, custodian and fund accountant.

OTHER MATTERS

     The Board of Directors does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS OF THE FUNDS. COPIES OF THE ANNUAL AND SEMI- ANNUAL REPORTS MAY BE OBTAINED FROM THE CORPORATION, WITHOUT CHARGE, BY CONTACTING THE CORPORATION IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1- 877-OSFUNDS.

SHAREHOLDER PROPOSALS

     The Corporation is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Corporation's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed.

Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                        Respectfully Submitted,

                                        Steven J. Paggioli
                                        Secretary

Dated: May 9, 2000


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS CAN ALSO VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY.

                                                                      Appendix A


                              MANAGEMENT AGREEMENT

     AGREEMENT made this ____ day of __________, 2000 by and between HENNESSY MUTUAL FUNDS, INC., a Maryland corporation (hereinafter referred to as the "Corporation"), on behalf of each of its investment series set forth on Schedule A hereto as it may be amended from time to time (hereinafter referred to each as a "Fund" and together, as the "Funds"), and EDWARD J. HENNESSY, INCORPORATED, a California corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Corporation is engaged in business as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Manager is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Corporation on behalf of the Funds desires to retain the Manager to provide management and investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Manager is willing to provide management and investment advisory services to the Funds on the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Corporation, on behalf of the Funds, and the Manager hereby agree as follows:

                                    ARTICLE I
                              DUTIES OF THE MANAGER

     The Corporation hereby employs the Manager to act as a manager and investment adviser of the Funds and to furnish the management and investment advisory services described below, subject to the policies of the Funds and the review by and overall consent of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation or the Funds in any way or otherwise be deemed agents of the Corporation or the Funds. Additional investment series may from time to time be added to those covered by this Agreement by the parties by executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     (a) MANAGEMENT SERVICES. The Manager shall perform the management services necessary for the operation of the Funds as hereinafter provided. The Manager shall generally monitor each Fund's compliance with investment policies and restrictions as set forth in its currently effective Prospectus and Statement of Additional Information relating to the shares of the Fund under the Securities Act of 1933, as amended (each a "Prospectus" and "Statement of Additional Information", respectively). The Manager shall provide the Corporation with such other services as the Manager, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Corporation as it shall determine to be desirable.

     (b) INVESTMENT ADVISORY SERVICES. With respect to each Fund:

          (i) The Manager shall provide such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Fund's currently effective Prospectus and Statement of Additional Information. Should the Directors at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

          (ii) To the extent applicable, the Manager shall also make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts.


          (iii) The Manager shall make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

          (iv) The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the Fund's investment policies, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

          (v) In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Manager is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Directors and set forth in the Fund's Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it or the Corporation is affiliated (if any).

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     (a) THE MANAGER. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, shall pay all compensation relating to service to the Corporation of Officers and Directors of the Corporation who are affiliated persons of the Manager, and shall pay the expenses of the Funds incurred in connection with the continuous offering of Fund shares.

     (b) THE CORPORATION. Except as described in paragraph (a) hereof, the Corporation, on behalf of each Fund, assumes and shall pay all other Fund expenses, including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, Prospectuses and Statements of Additional Information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non- recurring expenses, and other expenses properly payable by each Fund.

                                   ARTICLE III
                           COMPENSATION OF THE MANAGER

     (a) MANAGEMENT AND INVESTMENT ADVISORY FEE. For the services rendered, the facilities furnished and expenses assumed by the Manager, each Fund shall pay to the Manager at the end of each calendar month a fee, commencing on the day following effectiveness hereof, based upon the average daily value of the net assets of such Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the relevant Prospectus and Statement of Additional Information. The fee payable by each Fund is set forth on Schedule A hereto.

     If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

     (b) EXPENSE LIMITATIONS. In the event the operating expenses of a Fund, including amounts payable to the Manager pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Manager shall reduce its management fee with respect to such Fund by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse such Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by such Fund. Whenever the expenses of a Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Manager with respect to such Fund. Should two or more such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager's fee shall be applicable.

                                   ARTICLE IV
                     LIMITATION OF LIABILITY OF THE MANAGER

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Manager" shall include any directors, officers and employees of the Manager.

                                    ARTICLE V
                            ACTIVITIES OF THE MANAGER

     The services of the Manager to the Funds are not to be deemed to be exclusive, and the Manager is free to render services to other investment advisory clients. It is understood that Directors, officers, employees and shareholders of the Corporation are or may become interested in the Manager, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Manager are or may become similarly interested in the Corporation.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force with respect to each Fund until ________________, and thereafter, but only so long as such continuance is specifically approved with respect to each Fund at least annually by: (i) the Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of such Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

     With respect to a Fund, this Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of outstanding voting securities of such Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                  GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                        HENNESSY MUTUAL FUNDS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EDWARD J. HENNESSY, INCORPORATED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      Schedule A


                                                       Compensation
Name of Fund                                (as a % of average daily net assets)
------------                                ------------------------------------

Hennessy Cornerstone Value Fund                            0.74%
Hennessy Cornerstone Growth Fund                           0.74%




Date: ____________

O'SHAUGHNESSY CORNERSTONE GROWTH FUND
OF O'SHAUGHNESSY FUNDS, INC.
35 MASON STREET
GREENWICH, CONNECTICUT 06830
P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF O'SHAUGHNESSY FUNDS, INC.

     The undersigned hereby appoints James P. O'Shaughnessy and Christopher Loveless as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the O'Shaughnessy Cornerstone Growth Fund (the "Fund") held of record by the undersigned on May 8, 2000, at a Special Meeting of Shareholders of the Fund to be held on June 30, 2000 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES IN PROPOSAL NO. 2 AND FOR ALL OTHER PROPOSALS LISTED ON THE REVERSE SIDE.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY MAIL

     IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TO VOTE BY TELEPHONE

     1)   Read the Proxy Statement and have this Proxy card at hand.
     2)   Call 1-800-690-6903 toll free.
     3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

     1)   Read the Proxy Statement and have this Proxy card at hand.
     2)   Go to Web site www.proxyvote.com.
     3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

                                (Continued and to be signed on the reverse side)

1. To approve the new investment management       FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
agreement between O'Shaughnessy Funds, Inc.
on behalf of the Fund, and Edward J.
Hennessy, Inc.

2. To elect the following nominees to the Board of Directors of O'Shaughnessy Funds,
Inc. to hold office until their successors are duly elected and qualified:

     J. Dennis DeSousa                            FOR [ ]    WITHHOLD [ ]
     Robert T. Doyle                              FOR [ ]    WITHHOLD [ ]
     Neil J. Hennessy                             FOR [ ]    WITHHOLD [ ]
     Harry F. Thomas                              FOR [ ]    WITHHOLD [ ]

3. To ratify the selection of                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
PricewaterhouseCoopers LLP as the
independent accountants of O'Shaughnessy
Funds, Inc. for the fiscal year ending
September 30, 2000

4. In their discretion, the named proxies         Please sign exactly as name appears
may vote to transact such other business          hereon. When shares are held by joint
as properly may come before the meeting or        tenants, both should sign. When signing
any adjournment thereof.                          as attorney or as executor, administrator,
                                                  trustee or guardian, please give full
                                                  title as such. If a corporation, please
                                                  sign in full corporate name by president
                                                  or other authorized officer. If a
                                                  partnership, please sign in partnership
                                                  name by authorized persons.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK
INK.  SIGN, DATE AND RETURN THE PROXY CARD        Dated:_________________________________
PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                  X______________________________________
                                                                 Signature

                                                  X______________________________________
                                                          Signature, if held jointly

O'SHAUGHNESSY CORNERSTONE VALUE FUND
OF O'SHAUGHNESSY FUNDS, INC.
35 MASON STREET
GREENWICH, CONNECTICUT 06830
P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF O'SHAUGHNESSY FUNDS, INC.

     The undersigned hereby appoints James P. O'Shaughnessy and Christopher Loveless as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the O'Shaughnessy Cornerstone Value Fund (the "Fund") held of record by the undersigned on May 8, 2000, at a Special Meeting of Shareholders of the Fund to be held on June 30, 2000 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES IN PROPOSAL NO. 2 AND FOR ALL OTHER PROPOSALS LISTED ON THE REVERSE SIDE.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

TO VOTE BY MAIL

     IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TO VOTE BY TELEPHONE

     1)   Read the Proxy Statement and have this Proxy card at hand.
     2)   Call 1-800-690-6903 toll free.
     3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

     1)   Read the Proxy Statement and have this Proxy card at hand.
     2)   Go to Web site www.proxyvote.com.
     3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

                                (Continued and to be signed on the reverse side)

1. To approve the new investment management       FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
agreement between O'Shaughnessy Funds, Inc.
on behalf of the Fund, and Edward J.
Hennessy, Inc.

2. To elect the following nominees to the Board of Directors of O'Shaughnessy Funds,
Inc. to hold office until their successors are duly elected and qualified:

     J. Dennis DeSousa                            FOR [ ]    WITHHOLD [ ]
     Robert T. Doyle                              FOR [ ]    WITHHOLD [ ]
     Neil J. Hennessy                             FOR [ ]    WITHHOLD [ ]
     Harry F. Thomas                              FOR [ ]    WITHHOLD [ ]

3. To ratify the selection of                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
PricewaterhouseCoopers LLP as the
independent accountants of O'Shaughnessy
Funds, Inc. for the fiscal year ending
September 30, 2000

4. In their discretion, the named proxies         Please sign exactly as name appears
may vote to transact such other business          hereon. When shares are held by joint
as properly may come before the meeting or        tenants, both should sign. When signing
any adjournment thereof.                          as attorney or as executor, administrator,
                                                  trustee or guardian, please give full
                                                  title as such. If a  corporation, please
                                                  sign in full corporate name by president
                                                  or other authorized officer. If a
                                                  partnership, please sign in partnership
                                                  name by authorized persons.

                                                  Dated:_________________________________
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK
INK.  SIGN, DATE AND RETURN THE PROXY CARD        X______________________________________
PROMPTLY USING THE ENCLOSED ENVELOPE.                           Signature

                                                  X______________________________________
                                                         Signature, if held jointly